UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  February 7, 2006

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SUN AMERICAN BANCORP

(Exact name of registrant as specified in its charter)

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Delaware	0-22911	65-032364
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Coral Way, Miami, Florida 33145

(Address of principal executive offices) (Zip Code)

305-421-6800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On February 7, 2006, Sun American Bancorp (the “Company”) completed the private placement (the “Private Placement”) of $149,000 of units (the “Units”) to an “accredited investor,” as such term is defined in Regulation D (“Regulation D”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), (the “Investor”). In connection with the Private Placement, the Company and the Investor entered into the Securities Purchase Agreement (the “Purchase Agreement”) and the Registration Rights Agreement (the “Registration Rights Agreement”), each of which is dated as of February 7, 2006. Pursuant to the terms of the Purchase Agreement, the Company sold 37,250 Units, each of which consisted of one share of common stock, par value $.01 per share (“Common Stock”), and one Series F Common Stock Purchase Warrant (the “Series F Warrant” and, together with the Purchase Agreement and the Registration Rights Agreement, the “Private Placement Documents”) to purchase 0.5 shares of Common Stock, at a purchase price of $4.00 per Unit. The 37,250 Units sold were reserved for and sold to previous investors that had participation rights.  As of February 7, 2006, the Company has 18,538,162 shares of Common Stock outstanding.

Under the Registration Rights Agreement, on or prior to the 90th calendar day after the last closing under the Private Placement, but not later than May 31, 2006, the Company is obligated to file with the SEC a shelf registration statement covering the resale of the registrable securities, including (i) shares of Common Stock and Series F Warrants sold in the Private Placement, and (ii) shares of Common Stock issuable upon exercise of Series F Warrants sold in the Private Placement. The Company will use its commercially reasonable efforts to cause the registration statement to be declared effective under the Securities Act prior to the 120th calendar day following the last closing date under the Private Placement, but not later than June 30, 2006, or prior to the 180th calendar day if the SEC notifies the Company that the registration statement will be reviewed, but not later than September 30, 2006. The Company is also obligated to use its commercially reasonable efforts to keep such registration statement continuously effective under the Securities Act until all registrable securities covered by such registration statement have been sold or may be sold pursuant to Rule 144(k) under the Securities Act.

A holder of two Series F Warrants is entitled to purchase one share of Common Stock at an exercise price of $4.00 per share, subject to adjustments as described below, at any time prior to the 5th anniversary of the date of issuance. A holder of the Series F Warrant may pay the exercise price through a “cashless exercise,” and the Company will issue to such holder the number of shares of Common Stock determined by a formula specified in the Series F Warrant.

The number of shares of Common Stock that a holder may acquire upon any exercise of the Series F Warrant will be limited to the extent necessary to ensure that following such exercise, the total number of shares of Common Stock then beneficially owned by holder and its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with the holder’s for purposes of the Securities Exchange Act of 1934, as amended, does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock, including for such purpose the shares of Common Stock issuable upon such exercise of the Series F Warrant.

The exercise price and/or the number of shares of Common Stock issuable upon the exercise of the Series F Warrants is subject to adjustments in case of a stock dividend, stock split, any recapitalization, reorganization, reclassification, consolidation or merger, to which the Company is a party, or sale of all or substantially all of the Company’s assets to another person or other transaction that is effected in such a way that holders of Common Stock are entitled to receive stock, securities or assets with respect to or in exchange for Common Stock. The Company may at any time during the term of the Series F Warrant reduce the then current exercise price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

If after the date of issuance of the Series F Warrant the closing sale price per share of Common Stock for each of 20 consecutive trading days, which period will commence on or after the date that the registration statement filed pursuant to the Registration Rights Agreement is declared effective by the SEC, exceeds $5.60, subject to adjustment, then the Company may within five trading days of the end of such period call for redemption all or any portion of the Series F Warrant for $0.50 per share.

The Private Placement Documents also include various representations, warranties and covenants which are customary for a transaction of this nature.

The foregoing brief summary of the Private Placement Documents is not intended to be complete and is qualified in its entirety by reference to the documents incorporated by reference as exhibits to this Current Report on Form 8-K.

Item 3.02

Unregistered Sales of Equity Securities.

On February 7, 2006, the Company raised $149,000 by selling 37,250 Units, consisting of, in aggregate, 37,250 shares of Common Stock and Series F Warrants to purchase 18,625 shares of Common Stock, at a purchase price of $4.00 per Unit, to Investors in a Private Placement described in Item 1.01 above. The terms of the Series F Warrant, including, but not limited to, the terms of exercise into shares of Common Stock, are described in Item 1.01 above. The Company offered and sold all of its shares of Common Stock and Series F Warrants in the Private Placement to “accredited investors,” as such term is defined in Rule 501 of Regulation D, without general solicitation or general advertising, and, as a result, the Company relied on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D.

Item 9.01

Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

None.

(b)

Pro forma financial information.

None.

(c)

Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description

10.1

Form of Securities Purchase Agreement by and among the Company and the Investors
(incorporate herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2005).

10.2

Form of Registration Rights Agreement by and among the Company and the Investors
(incorporate herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2005).

10.3	Form of Series F Common Stock Purchase Warrant (incorporate herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 9, 2006

SUN AMERICAN BANCORP
By:	/s/ MICHAEL E. GOLDEN
Name:	Michael E. Golden
Title:	Chief Executive Officer and President

EXHIBIT INDEX

Exhibit No.	Description

10.1

Form of Securities Purchase Agreement by and among the Company and the Investors
(incorporate herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2005).

10.2

Form of Registration Rights Agreement by and among the Company and the Investors
(incorporate herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2005).

10.3	Form of Series F Common Stock Purchase Warrant (incorporate herein by reference to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 14, 2005).